UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2024

RACKSPACE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39420	81-3369925
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 Fanatical Place
City of Windcrest
San Antonio, Texas 78218
(Address of principal executive offices, including zip code)

(210) 312-4000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RXT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On June 14, 2024, Rackspace Technology, Inc. (the "Company") held its annual meeting of stockholders (the "Annual Meeting"). The close of business on April 18, 2024 was previously established as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). As of the Record Date, there were 223,626,823 shares of common stock of the Company (the "Shares"), with each Share being entitled to one vote. The holders of a total of 188,296,082 Shares, representing 84.20% of the total Shares issued and outstanding, were present in person or by proxy at the Annual Meeting, constituting a quorum.

The final voting results for each of the proposals submitted to a vote of stockholders during the Annual Meeting are set forth below. A more complete description of each proposal is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2024 (the "Proxy Statement").

Proposal 1. To elect Susan Arthur, Jeffrey Benjamin and Aaron Sobel to the Board of Directors of the Company as Class I Directors, in each case, for a term of three years expiring at the annual meeting of stockholders to be held in 2027. The Company’s stockholders duly elected Susan Arthur, Jeffrey Benjamin and Aaron Sobel, by at least a plurality of the votes cast, to serve as Class I Directors until the 2027 annual meeting of stockholders and until his or her successor is elected and qualified, subject, however, to such director's earlier death, resignation, retirement, removal or disqualification. The results of the voting were as follows:

Proposal	Nominee	Votes For	Votes Withheld	Broker Non-Votes
1a	Susan Arthur	162,712,225	915,508	24,668,349
1b	Jeffrey Benjamin	147,991,864	15,635,869	24,668,349
1c	Aaron Sobel	141,363,110	22,264,623	24,668,349

Proposal 2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The Company’s stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The results of the voting were as follows:

Votes For	Votes Against	Abstentions
186,850,124	829,844	616,114

Proposal 3. To conduct an advisory vote to approve the compensation of the Company’s named executive officers, as further described in the Proxy Statement (a "say-on-pay vote"). The Company’s stockholders approved, on a non-binding, advisory basis, the executive compensation of the Company’s named executive officers. The results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
138,249,042	25,217,420	161,271	24,668,349

Proposal 4. To approve an amendment to the Company’s 2020 Equity Incentive Plan (the "2020 Incentive Plan") to increase the number of shares of the Company’s Common Stock authorized to be issued under the plan. The Company’s stockholders voted to approve the amendment to the 2020 Incentive Plan. The results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
144,518,670	19,025,297	83,766	24,668,349

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RACKSPACE TECHNOLOGY, INC.

Date:	June 14, 2024	By:	/s/ Sarah Alexander
Sarah Alexander
Vice President, Deputy General Counsel and Assistant Secretary